Exhibit 99.1

Ryder Systems Limited
Financial Statements
For the years ended April 30, 2006 and 2005

Index to Financial Statements
Page
Report of Independent Auditors	2
Profit and loss account	3
Balance sheet	4
Cash flow statement	5
Notes to the financial statements	6-16

REPORT OF INDEPENDENT AUDITORS

To the Shareholders
Ryder Systems Limited

We have audited the accompanying balance sheets of Ryder Systems Limited as of April 30, 2006 and 2005, and the related statements of profit and loss account and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ryder Systems Limited as of April 30, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United Kingdom.

Accounting principles generally accepted in the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States of America. Information relating to the nature and effect of such differences is presented in Note 18 to the financial statements

/s/Crowe Chizek and Company LLC
Crowe Chizek and Company LLC
Indianapolis, Indiana
March 8, 2007

RYDER SYSTEMS LIMITED
PROFIT AND LOSS ACCOUNT
For the years ended April 30, 2006 and 2005

		April 30,		April 30,
		2006		2005
	Notes	£	£	£	£

TURNOVER	2		4,112,457		3,651,832
Cost of Sales			405,011		301,974

GROSS PROFIT			3,707,446		3,349,858
Distribution costs		341,187		308,925
Administrative expenses		2,950,724		2,700,306

			3,291,911		3,009,231

OPERATING PROFIT	3		415,535		340,627
Interest receivable and similar income			25,937		12,406

			441,472		353,033
Interest payable and similar charges			11,501		3,701

PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION			429,971		349,332
Tax on profit on ordinary activities	4		13,717		10,835

PROFIT FOR THE FINANCIAL YEAR AFTER TAXATION			416,254		338,497

All amounts relate to continuing operations.

There were no recognized gains and losses for 2006 and 2005 other than those included in the profit and loss account.

The notes form part of these financial statements

RYDER SYSTEMS LIMITED
BALANCE SHEETS
April 30, 2006 and 2005

		April 30,		April 30,
		2006		2005
	Notes	£	£	£	£

FIXED ASSETS
Tangible assets	5		376,854		325,241
CURRENT ASSETS
Stocks		11,457		9,619
Debtors	6	1,454,085		1,467,456
Cash at bank		509,417		492,698

		1,974,959		1,969,773
CREDITORS
Amounts falling due within one year	7	807,660		1,161,965

NET CURRENT ASSETS			1,167,299		807,808

TOTAL ASSETS LESS CURRENT LIABILITIES			1,544,153		1,133,049
CREDITORS
Amounts falling due after more than one year	8		(12,281)		(19,932)
PROVISIONS FOR LIABILITIES	11		(18,120)		(15,619)

NET ASSETS			1,513,752		1,097,498

CAPITAL AND RESERVES
Called up share capital	12		1,800		1,800
Profit and loss account	13		1,511,952		1,095,698

SHAREHOLDERS’ FUNDS			1,513,752		1,097,498

These financial statements have been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies and with the Financial Reporting Standard for Smaller Entities (effective January 2005).

The financial statements were approved by the Board of Directors on March 8, 2007 and were signed on its behalf by:
/s/ John Birbeck
Mr. John Birbeck – Director

The notes form part of these financial statements

RYDER SYSTEMS LIMITED
STATEMENTS OF CASH FLOWS
For the years ended April 30, 2006 and 2005

		April 30,	April 30,
		2006	2005
	Note	£	£

Net cash inflow from operating activities	17	67,613	183,158
Increase in tangible assets		(51,613)	(165,109)
Issuance of share capital		—	1,000
Returns on investment and servicing of debt		14,436	8,705
Income tax expense		(13,717)	(10,835)

Increase in cash in the period		16,719	16,919

The notes form part of these financial statements

1. ACCOUNTING POLICIES

Accounting convention
The financial statements have been prepared on a going concern basis, under the historical cost convention and in accordance with the Financial Reporting Standard for Smaller Entities (effective January 2005). These financial statements present the financial position of the Ryder Systems Limited (the “Company”) as of April 30, 2006 and 2005 and the results of operations for the years ended April 30, 2006 and 2005.

Principal Activities
The principal activities of the Company in the years under audit were those of the sale and development of computer software and there has been no change during the period.

Statement of directors’ responsibilities
The directors are responsible for preparing the financial statements in accordance with applicable law and United Kingdom Generally Accepted Accounting Practice.

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the Company and the profit or loss of the Company for that period. In preparing those financial statements, the directors are required to:

•	Select suitable accounting policies and then apply them consistently;

•	Make judgments and estimates that are responsible and prudent;

•	Prepare the financial statements on the going concern basis unless it is inappropriate to presume that the Company will continue in business.

•	State whether applicable UK Accounting Standards have been followed, subject to any material departures disclosed and explained in the financial statements.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the Company and to enable them to ensure that the financial statements comply with the Companies Act of 1985. They are also responsible for safeguarding of assets of the Company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

Turnover
Turnover represents net invoiced sales and work done, excluding value added tax.

Tangible fixed assets
Depreciation is provided at the following annual rates in order to write-off each asset over its estimated useful life or, if held under a finance lease, over the lease term, whichever is shorter.

Plant and machinery Fixtures and fittings	-33% on cost -15% on reducing balance

Stocks
Stocks are valued at the lower of cost and net realisable value after making due allowance for obsolete and slow moving items.

Deferred tax
Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date.

Research and development
Expenditure on research and development is written-off in the year in which it is incurred.

Foreign currencies
Assets and liabilities in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated into sterling at the rate of exchange ruling at the state of the transaction. Exchange differences are taken into account in arriving at the operating result.

Hire purchase and leasing commitments
Assets obtained under hire purchase contracts or finance leases are capitalised in the balance sheet. Those held under hire purchase contracts are depreciated over their estimated useful lives. Those held under finance leases are depreciated over their estimated useful lives of the lease term, whichever is shorter.

The interest element of these obligations is charged to the profit and loss account over the relevant period. The capital element of the future payments is treated as a liability.

All other leases are regarded as operating leases and the payments made under them are charged to the profit and loss account on a straight line basis over the lease term.

Pensions
The company operates a defined contribution pension scheme. Contributions payable for the year are charged on the profit and loss account.

2.	TURNOVER

The turnover and profit before taxation are attributable to the principal activities of the company.

An analysis of turnover by geographical market is given below:

	April 30, 2006	April 30, 2005
United Kingdom	86.24%	80.13%
Europe	13.76%	19.87%

	100.00%	100.00%

3.	OPERATING PROFIT

The operating profit is stated after charging / (crediting):

	April 30, 2006	April 30, 2005
	£	£

Depreciation – owned assets	154,239	71,235
Depreciation – assets on hire purchase contracts	35,705	33,835
Profit on disposal of fixed assets	—	(774)
Pension costs	116,215	93,461
Auditors’ remuneration	3,250	2,750
Operating leases	72,183	68,058

The number of directors to whom retirement benefits were
accruing was as follows:
Money purchase schemes	2	2

4.	TAXATION

Analysis of the tax charge
The tax charge on the profit on ordinary activities for the year was as follows:

	April 30, 2006	April 30, 2005
	£	£

Current tax:
UK corporation tax	11,216	2,155
Deferred tax:
Origination and reversal of timing differences	2,501	8,680
Tax on profit on ordinary activities	13,717	10,835

5.	TANGIBLE FIXED ASSETS

	Plant and	Fixtures and
	machinery	Fittings	Totals
	£	£	£
COST
At May 1, 2004	622,764	60,771	683,535
Additions	265,657	5,499	271,156
Disposals	(9,539)	—	(9,539)

At April 30, 2005	878,882	66,270	945,152
Additions	237,581	3,976	241,557

At April 30, 2006	1,116,463	70,246	1,186,709

DEPRECIATION
At May 1, 2004	483,834	39,571	523,405
Charge for year	101,121	3,949	105,070
Eliminated on disposal	(8,564)	—	(8,564)

At April 30, 2005	576,391	43,520	619,911
Charge for year	186,231	3,713	189,944

At April 30, 2006	762,622	47,233	809,855

NET BOOK VALUE
At April 30, 2006	353,841	23,013	376,854

At April 30, 2005	302,491	22,750	325,241

At April 30, 2004	138,930	21,200	160,130

Fixed assets, included in the above, which are held under hire purchase contracts are as follows:

Plant and
Machinery
£
COST
At May 1, 2004	112,105
Additions	62,516
Transfer to ownership	(61,800)

At April 30, 2005	112,821
Transfer to ownership	(37,413)

At April 30, 2006	75,408

DEPRECIATION
At May 1, 2004	47,623
Charge for year	33,835
Transfer to ownership	(48,125)

At April 30, 2005	33,333
Charge for year	35,705
Transfer to ownership	(25,369)

At April 30, 2006	43,669

NET BOOK VALUE
At April 30, 2006	31,739

At April 30, 2005	79,488

At April 30, 2004	64,482

6.	DEBTORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

	April 30, 2006	April 30, 2005
	£	£

Trade debtors	1,348,450	1,429,543
Other debtors	1,357	1,000
Amounts owed by related undertakings	62,091	—
Prepayments	42,187	36,913

	1,454,085	1,467,456

7.	CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

	April 30, 2006	April 30, 2005
	£	£

Other loans	73,688	—
Hire purchase contracts	19,932	40,103
Trade creditors	42,134	152,370
Tax	11,216	2,155
Social security and other taxes	60,172	61,036
VAT	162,110	234,737
Accruals and deferred income	438,408	671,564

	807,660	1,161,965

8.	CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

	April 30, 2006	April 30, 2005
	£	£

Other loans	12,281	—
Hire purchase contracts	—	19,932

	12,281	19,932

9.	OPERATING LEASE COMMITMENTS

The following operating lease payments are committed to be paid within one year:

	April 30, 2006	April 30, 2005
	£	£

Expiring:
Within one year	73,184	71,352
Between one and five years	124,083	—

	197,267	71,352

10.	SECURED DEBTS

The following secured debts are included within creditors:

	April 30, 2006	April 30, 2005
	£	£

Other loans	85,969	—
Hire purchase contracts	19,932	60,035

	105,901	60,035

Amounts due under hire purchase contracts are secured on the assets to which they relate. The amounts due in respect of other loans are secured on certain items of plant and machinery, the net book value of which amounts to £110,373 at April 30, 2006.

11.	PROVISIONS FOR LIABILITIES

	April 30, 2006	April 30, 2005
	£	£

Deferred tax
Accelerated capital allowances	18,120	26,225
Losses carried forward	—	(10,606)

	18,120	15,619

Deferred tax
£

Balance at May 1, 2004	6,939
Movement in the year	8,680

Balance at April 30, 2005	15,619
Movement in the year	2,501

Balance at April 30, 2006	18,120

12.	CALLED UP SHARE CAPITAL

			April 30,	April 30,
Authorised		Nominal	006	2005
Number:	Class:	value:	£	£
1,000	Ordinary ‘A’	£1	1,000	1,000
1,000	Ordinary ‘B’	£1	1,000	1,000

			2,000	2,000

			April 30,	April 30,
		Nominal	2006	2005
Number:	Class:	value:	£	£
800	Ordinary ‘A’	£1	800	800
1,000	Ordinary ‘B’	£1	1,000	1,000

			1,800	1,800

13.	RESERVES

Profit
and loss
Account
£
At May 1, 2004	757,201
Profit for the year	338,497
At April 30, 2005	1,095,698
Profit for the year	416,254

At April 30, 2006	1,511,952

14.	RELATED PARTY DISCLOSURES

During the year, the company provided consultancy services amounting to £75,564 to Ryder Solutions Pty, Limited, an Australian company owned and controlled by Mr. P.R. Haworth, a director and shareholder of Ryder Systems Limited. The amount owed by this related party at April 30, 2006 amounted to £4,681.

During the year, the company advanced net monies amounting to £57,410 to Ryder Systems Pty Limited, an Australian company owned and controlled by Mr. P.R. and Mrs. S.P. Haworth. The amount owed by this related party at April 30, 2006 amounted to £57,410.

15.	POST BALANCE SHEET EVENTS

The directors have declared a dividend subsequent to April 30, 2006 amounting to £300,000.

Ryder Systems Limited entered into a Share Transfer Agreement (the “Share Transfer Agreement”) on December 22, 2006 with CTI Data Solutions Limited, a company registered in England and a wholly-owned subsidiary of CTI Group (Holdings) Inc., a company domiciled in the United States of America. Pursuant to the Share Transfer Agreement, CTI Data acquired all of the issued and outstanding shares of capital stock of Ryder Systems Limited.

16.	ULTIMATE CONTROLLING PARTY

In the opinion of the directors, the shareholders Mr. P.R. Haworth and Mrs. S.P. Haworth are the ultimate controlling party of the company.

17.	RECONCILIATION OF OPERATING PROFIT TO NET CASH FLOW FROM OPERATING ACTIVITIES

	April 30, 2006	April 30, 2005
	£	£

Operating profit	415,535	340,627
(Increase) / decrease in stocks	(1,838)	7,392
(Increase) / decrease in debtors	13,371	(854,771)
Increase / (decrease) in creditors	(361,956)	681,230
Increase in provisions	2,501	8,680

Net cash flow from operating activities	67,613	183,158

18.	SUMMARY OF DIFFERENCES BETWEEN UK AND US GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

The company prepares its financial statements in accordance with generally accepted accounting principles in the United Kingdom (“UK GAAP”) which differs in certain significant respects from those generally accepted in the United States of America (“US GAAP”). The significant differences that affect retained profit for the period and shareholders’ funds of the company are set forth below:

Reconciliation of profit for the financial year from UK GAAP to US GAAP

	Note	2006	2005
		£	£

Profit for financial year under UK GAAP		416,254	338,497
Deferred revenue adjustment	(a)	225,028	(675,533)
Software capitalization adjustment	(b)	57,069	37,097
Capitalized software amortization adjustment	(c)	(20,833)	(3,097)
Vacation accrual	(d)	(7,555)	(7,555)
Income tax (expense) / benefit	(e)	(48,205)	123,327

Net income / (loss) under US GAAP		621,759	(187,264)

Reconciliation of shareholders’ funds from UK GAAP to US GAAP

	Note	2006	2005
		£	£

Shareholders’ funds under UK GAAP		1,513,752	1,097,498
Deferred revenue adjustment	(a)	(603,489)	(828,517)
Software capitalization adjustment	(b)	94,166	37,097
Capitalized software amortization adjustment	(c)	(23,930)	(3,097)
Vacation accrual adjustment	(d)	(28,740)	(21,185)
Deferred tax adjustment	(e)	106,779	154,983

Total shareholders’ funds under US GAAP		1,058,538	436,779

Summary statement of cash flows

	Note	2006	2005
Set out below is a summary of the consolidated statements of cash flow under US GAAP	(f)	£	£

Net cash provided by operating activities		315,345	325,146
Net cash used in investing activities		(298,626)	(309,227)
Net cash provide by financing activities		—	1,000

Net increase in cash and cash equivalents		16,719	16,919
Cash and cash equivalents at the beginning of period		492,698	475,779

Cash and cash equivalents at the end of the period		509,417	492,698

Notes

a)	Deferred revenue adjustment

Under UK GAAP, revenue for installation of software relating to a service contract can be recognized upon completion of the installation. Under US GAAP, the revenue for installation must be deferred and recognized over the service period of the contract.

b)	Software capitalization adjustment

Under UK GAAP, costs related to the internal development of software for resale are to be expensed as the costs are incurred. Under US GAAP, the costs related to the development of software for resale can be capitalized once technological feasibility is achieved and amortized over the greater of the straight-line life of the software or the ratio of the current revenue to future anticipated revenue.

c)	Capitalized software amortization adjustment

Under UK GAAP, costs related to the internal development of software for resale are to be expensed as the costs are incurred. Under US GAAP, the costs related to the development of software for resale can be capitalized once technological feasibility is achieved and amortized over the greater of the straight-line life of the software or the ratio of the current revenue to future anticipated revenue.

d)	Vacation accrual adjustment

Under UK GAAP, costs related to vacation are not accrued rather the costs are expensed as vacations are used. Under US GAAP, vacation costs are expensed when it is earned.

e)	Income tax adjustment

The income tax expense related to the US GAAP adjustments was calculated using Ryder’s current estimated statutory rate of 19%. All income tax is deferred tax since the US GAAP adjustments are temporary book to tax adjustments. The resulting deferred taxes are recorded in the balance sheet based on the cumulative differences.

Deferred taxes
UK GAAP requires full provision to be made for deferred tax assets and liabilities that arise from timing differences between recognition of gains and losses in the financial statements and their recognition in the tax computation. Deferred tax assets are recognized only to the extent that it is considered more likely than not that there will be suitable taxable profits from which the underlying timing differences can be deducted.

Under US GAAP, deferred taxation is provided on all temporary differences between the financial statements carrying amounts of all existing assets and liabilities and their respective tax basis. Deferred tax is provided subject to a valuation allowance to reduce deferred tax assets to the amount which more likely than not will be realized in future tax returns.

f)	Cash flow statement

Under UK GAAP, cash flows are presented separately for operating activities, returns on investments and servicing of finance, taxation, capital expenditure and financial investment, acquisitions and disposals, equity dividends paid and management of liquid resources and financing. Under UK GAAP, all interest is treated as part of returns on investment and servicing of finance. Under US GAAP, only three categories of cash flow activity are reported: operating, investing and financing. Cash flows from taxation and servicing of finance shown under UK GAAP are included in operating activities under US GAAP. Capital expenditure and financial investment and acquisitions and disposals are included as investing activities under US GAAP. Cash flows associated with bank overdrafts, short-term borrowing, and providing owners with a return on their investment are included under financing activities and changes arising from the management of liquid resources are treated as either financing activities, investing activities or as an activity within cash and cash equivalents under US GAAP.

g)	Financial statement presentation

Balance sheet presentation
The balance sheet prepared in accordance with UK GAAP differs in certain respects from US GAAP. Under UK GAAP, current assets are netted against current liabilities in the balance sheet whereas US GAAP requires the separate presentation of total assets and total liabilities. UK GAAP requires assets to be presented in ascending order of the liquidity, whereas under US GAAP assets are presented in descending order of liquidity. In addition, current assets under UK GAAP include amounts that fall due after more than one year. Under US GAAP, such assets would be reclassified as non-current assets.